UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The LGL Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The LGL Group, Inc.
2525 Shader Road

Orlando, Florida 32804

NOTICE OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 29, 2020

December 14, 2020

To the Stockholders of The LGL Group, Inc.:

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of The LGL Group, Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”), will be held on Tuesday, December 29, 2020, at 9:00 a.m. EST, as a virtual meeting conducted exclusively via live webcast at www.virtualmeetingportal.com/lglgroup/2020 for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect nine directors to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
3.	To vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;
4.

To vote on a non-binding advisory resolution to determine the frequency (whether every 1 year, every 2 years, or every 3 years) with which the Company's stockholders shall be entitled to vote on a non-binding advisory resolution to approve the compensation of the Company's named executive officers; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on December 8, 2020 are entitled to receive notice of, and to vote at, the Annual Meeting.

Your vote is extremely important, regardless of the number of shares that you own. Whether or not you plan to attend the Annual Meeting via live webcast, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By Order of the Board of Directors,

James W. Tivy
Chief Financial Officer

Important Notice Regarding the Availability of Proxy Materials for The LGL Group, Inc. Annual Meeting of Stockholders to be Held on December 29, 2020

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, are available on the Internet at www.lglgroupproxy.com.

You may obtain instructions on how to attend the annual meeting by calling (407) 587-2274

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the “Board”) of The LGL Group, Inc. in connection with the solicitation of proxies for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, December 29, 2020, at 9:00 a.m. EST, as a virtual meeting conducted exclusively via live webcast at www.virtualmeetingportal.com/lglgroup/2020, and any adjournments or postponements thereof. This Proxy Statement along with either a proxy card or a voting instruction card are being mailed to stockholders beginning on or about December 14, 2020.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and the “Company” to refer to The LGL Group, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this Proxy Statement?
A:

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on December 8, 2020, the record date for the Annual Meeting, and are entitled to vote at the Annual Meeting.

This Proxy Statement provides important information regarding the matters to be acted on at the Annual Meeting and is designed to assist you in voting.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using any of the methods discussed below under the question “How do I vote?”.

Q:	What is a proxy?
A:

A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to either our chief executive officer or our chief financial officer to vote your shares of common stock at the Annual Meeting as you instruct. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible, whether or not you plan on attending the live webcast of the Annual Meeting.

Q:	Who is paying for this proxy solicitation?
A:

The Company will pay the expense of soliciting proxies, including the cost of preparing, assembling and mailing the notice, proxy statement and proxy. In addition to the solicitation of proxies by mail, the Company’s directors, officers or employees, without additional compensation, may make solicitations personally and by telephone. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	What information is contained in this Proxy Statement?
A:

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?
A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?
A:	All stockholders may write to us at the following address to request an additional copy of these materials:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Additionally, stockholders may access this Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Form 10-K”) on the Internet at www.lglgroupproxy.com.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, this Proxy Statement, our 2019 Form 10-K and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and our 2019 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?
A:	You are voting on the following proposals:
•	To elect nine directors to serve until the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) and until their successors are duly elected and qualify;
•	To ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
•	To vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;
•	To hold a non-binding advisory vote to determine the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers; and
•	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees for directors; “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2020; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers; and on the non-binding advisory vote to determine the frequency of future stockholder advisory votes on the compensation of our named executive officers, the Board recommends you vote for an annual basis by selecting "1 YEAR" as your choice.

Q:	How do I vote?
A:	You may vote using any of the following methods:
•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.
•

By telephone or the Internet. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer those alternatives. Stockholders of record will not be able to vote by telephone or on the Internet.

•

Attending the live webcast of the Annual Meeting. All stockholders of record may vote by attending the live webcast of the Annual Meeting and following the instructions posted at www.virtualmeetingportal.com/lglgroup/2020. You may also be represented by another person at the live webcast of the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to Virtual Meeting Portal support team, which will then provide you with a control number enabling you to vote by attending the live webcast of the Annual Meeting and following the instructions posted at www.virtualmeetingportal.com/lglgroup/2020.

Shares held in your name as the stockholder of record may be voted at the Annual Meeting. Shares held beneficially in street name may be voted at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the live webcast of the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?
A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:
•	Sending a written notice of revocation to our Corporate Secretary;
•	Submitting a new, proper proxy dated later than the date of the revoked proxy; or
•	Attending the live webcast of the Annual Meeting and voting.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote by attending the live webcast of the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the live webcast of the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not indicate a vote for some of the matters listed on the proxy card?
A:

If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees for directors; “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2020; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers; and with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers we will consider stockholders to have "approved" the frequency selected by a plurality of the votes cast on the matter.

Q:	Can my broker vote my shares for me without my instructions?
A:

Brokers may not use discretionary authority to vote shares on the election of directors, the approval of a non-binding advisory resolution approving the compensation of our named executive officers, or with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers if they have not received instructions from their clients; however, if they have not received instructions from their clients, they may vote either for or against the ratification of auditors. Please provide voting instructions on these proposals to your broker so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the live webcast of the Annual Meeting?
A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors, the approval of a non-binding advisory resolution approving the compensation of our named executive officers, or with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers. If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	What are the voting requirements with respect to each of the proposals?
A:

In the election of directors, each director receiving a plurality of the affirmative (“FOR”) votes cast will be elected. You may withhold votes from any or all nominees. All other proposals require the affirmative ("FOR") votes of a majority of the votes cast on the matter, except with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers we will consider stockholders to have "approved" the frequency selected by a plurality of the votes cast on the matter.  Thus, abstentions will not affect the outcome of the votes on these proposals.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to be voted on that proposal. Thus, the “broker non-vote” will have no effect on any matter being voted on at this Annual Meeting, assuming that a quorum is present.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of common stock that you hold. As of December 8, 2020, the record date, there were 5,259,346 shares of common stock outstanding.
Q:	Is cumulative voting permitted for the election of directors?
A:	We do not use cumulative voting for the election of directors.
Q:	What happens if a nominee for director does not stand for election?
A:

If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?
A:

Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ivan Arteaga and James W. Tivy, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?
A:

There must be a quorum present in order for the businesses to be conducted at the Annual Meeting. A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, or 2,629,674 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?
A:

The Annual Meeting will be a completely virtual meeting conducted exclusively via live webcast and not at a physical location.  The virtual meeting will be held on Tuesday, December 29, 2020, at 9:00 a.m. EST. If you are a stockholder of record, to attend the Annual Meeting, log in to www.virtualmeetingportal.com/lglgroup/2020 using your control number located on the proxy card that you received with the proxy statement.  You can also pre-register to reserve your seat at the same location starting December 28, 2020 at 4:00p.m. EST. Beneficial owners who wish to join the meeting and not vote or submit questions can join by entering their name and email address. Your control number will enable you to submit questions and vote during the Annual Meeting. If you hold your shares in street name through an account with an intermediary, you may attend the Annual Meeting as a guest at www.virtualmeetingportal.com/lglgroup/2020; however, you will not be able to submit questions and vote during the Annual Meeting unless you request a control number in advance of the Annual Meeting by calling the Virtual Meeting Portal support team at (917) 262-2373 or e-mailing cst@virtualmeetingportal.com and providing a legal proxy from your bank, broker or other nominee.

You may log into the annual meeting website at www.virtualmeetingportal.com/lglgroup/2020 and enter your control number beginning 15 minutes before the commencement of the Annual Meeting. Instructions on how to attend and participate online at the Annual Meeting, including how to ask questions and vote, are posted at www.virtualmeetingportal.com/lglgroup/2020.

Q:	What is the deadline for voting my shares?
A:	If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares at the live webcast of the Annual Meeting only if you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?
A:

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	How are votes counted?
A:

For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN," except that for the advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers, you may vote "1 YEAR," "2 YEARS," "3 YEARS," or "ABSTAIN."  If you elect to "ABSTAIN," the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote on the matter.

Q:	Where can I find the voting results of the Annual Meeting?
A:

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

Q:	How can I obtain the Company’s corporate governance information?
A:	The following information is available in print to any stockholder who requests it and is also available on the Investor Relations portion of the Company’s website, www.lglgroup.com:
•	Certificate of Incorporation of The LGL Group, Inc.
•	The LGL Group, Inc. By-Laws, as amended
•	The charters of the following committees of the Board: the Audit Committee, the Nominating Committee and the Compensation Committee
•	Our Business Conduct Policy
•	Our Human Trafficking Policy
Q:	How may I obtain the Company’s 2019 Form 10-K and other financial information?
A:	A copy of our 2019 Form 10-K is enclosed with this Proxy Statement.

Stockholders may request another free copy of our 2019 Form 10-K and other financial information by contacting us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

Alternatively, current and prospective investors can access our 2019 Form 10-K at www.lglgroupproxy.com.

We will also furnish any exhibit to our 2019 Form 10-K if specifically requested. Our SEC filings, including exhibits, are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations portion of our website, www.lglgroup.com.

Q:	What if I have questions for the Company’s transfer agent?
A:	Please contact our transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845
Toll free number: (877) 868-8027
TDD Hearing Impaired: (800) 952-9245
Foreign Stockholders: (201) 680-6578
TDD Foreign Stockholders: (781) 575-4592

Q:	Who can help answer my questions?
A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on December 8, 2020, by:

•	Each person who is known to us to beneficially own more than 5% of our common stock;
•	Each of our directors, nominees and named executive officers; and
•	All of our directors and executive officers, as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in the footnotes below, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

Except as otherwise set forth below, the address of each of the persons listed below is: The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804.

	Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Shares		%
5% Stockholders:
Mario J. Gabelli	977,612	(2)	18.6
Directors and Named Executive Officers:
Marc J. Gabelli	827,271	(3)	15.7
Michael J. Ferrantino, Sr.	62,564	(4)	1.2
Ivan Arteaga	45,000	(5)	*
Timothy Foufas	30,930		*
Manjit Kalha	30,929	(6)	*
Donald H. Hunter	18,903		*
Linda Biles	6,949	(7)	*
James W. Tivy	3,000		*
Bel Lazar	1,030		*
Michael Ferrantino	1,030		*
John Mega	513		*
Robert 'Rob' LaPenta	513		*
Patrick Huvane	-		*
All executive officers and directors as a group (13 persons)	1,028,632	(8)	19.6

* Less than 1% of outstanding shares.

(1)

The applicable percentage of ownership for each beneficial owner is based on 5,259,346 shares of common stock outstanding as of December 8, 2020. Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)

Includes (i) 500,675 shares of common stock owned directly by Mario J. Gabelli; and (ii) 476,937 shares owned by GGCP, Inc., of which Mario J. Gabelli is the chief executive officer, a director and controlling shareholder. Mario J. Gabelli disclaims beneficial ownership of the shares owned by MJG-IV Limited Partnership, and GGCP, Inc, except to the extent of his pecuniary interest therein. Mario J. Gabelli's business address is 401 Theodore Fremd Avenue, Rye, New York 10580-1430. This disclosure is based solely on information in a Form 4 filed by Mario J. Gabelli with the SEC on November 18, 2020.

(3)

Includes (i) 62,968 shares of common stock owned directly by Marc J. Gabelli; and (ii) 764,303 shares held by Venator Merchant Fund, L.P. ("Venator Fund"). Venator Global, LLC ("Venator Global"), which is the sole general partner of

Venator Fund, may be deemed to beneficially own the securities owned by Venator Fund. Marc J. Gabelli, who is the President and Sole Member of Venator Global, may be deemed to beneficially own the securities owned by Venator Fund. Marc J. Gabelli disclaims beneficial ownership of the securities owned by Venator Fund, except to the extent of his pecuniary interest therein.

(4)	Michael J. Ferrantino, Sr. resigned effective December 31, 2019 and had no outstanding options.
(5)	Represents 45,000 shares of unvested restricted stock.
(6)	Includes 20,785 shares issuable upon the exercise of options.
(7)	Includes 3,000 shares issuable upon the exercise of options.
(8)	Includes 942,283 shares of common stock and 23,785 shares issuable upon the exercise of options.

PROPOSALS TO BE VOTED ON

Proposal No. 1: Election of Directors

The current members of the Board, upon the recommendation of the Nominating Committee, nominated each of the following nine nominees for election to the Board at the Annual Meeting: Marc Gabelli; Donald H. Hunter; Manjit Kalha; Timothy Foufas; Ivan Arteaga; Bel Lazar; Michael Ferrantino; John Mega; and Robert “Rob” LaPenta.

Our By-Laws provide that the Board is to consist of no fewer than five and no more than 13 members. As of and following the conclusion of the Annual Meeting, the size of the Board is set at nine members. Each director is elected annually to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

Biographical summaries and ages of our directors and nominees, and the experiences and skills that led to the conclusion that such persons should serve as directors, are set forth in the table below. Information with respect to the shares of common stock beneficially owned by each of our directors and nominees is set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.” All such information has been furnished to us by our directors and nominees.

Directors and Nominees

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Marc J. Gabelli	52	2004

Non-Executive Chairman of the Board, The LGL Group, Inc. (December 2017 to present, and September 2004 to April 2016); Chairman and Chief Executive Officer, LGL Systems Acquisition Corp. (September 2019 to present), and has served as a Director of LGL Systems Acquisition Corp. since its inception in early 2019; Chairman of Gabelli Merger Plus Trust since July 2017; Director of GAMCO Investors, Inc. from November 2014 to May 2016; Director and President of Associated Capital Group (October 2015 to May 2016); Managing Partner, Horizon Research (January 2013 to present), an investment management and research services provider; Chief Executive Officer, Gabelli Securities International Ltd. (1994 to present), a global alternative asset management platform and merchant advisor; President and Managing Partner, GGCP, Inc. (1999 to present), a private corporation that makes investments for its own account; Managing Member, Commonwealth Management Partners LLC (2008 to present); and Director and Managing Partner, GAMA Funds Holdings GmbH (2009 to present). Mr. Gabelli brings to the Board his extensive knowledge of the Company's business and industry due to his longstanding service on the Board, as well as his financial expertise and leadership experience as an executive of various investment firms.

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Timothy Foufas	52	2007

Mr. Foufas has served as Vice President and Chief Operating Officer, LGL Systems Acquisition Corp, Inc. since September 2019 (NYSE: DFNS); Managing Partner, Plato Foufas & Co. LLC (2005 to present), a financial services company; Vice President and Chief Operating Officer, LGL Systems Acquisition Corp. (September 2019 to present) and previously served as Chief Executive Officer of LGL Systems Acquisition Corp. from inception to September 2019; President, Levalon Properties LLC (2007 to 2018), a real estate property management company; Senior Vice President, Bayshore Management Co. LLC (2005 to 2006), a real estate property management company; Director of Investments, Liam Ventures Inc. (2000 to 2005), a private equity investment firm; and Director, ICTC Group, Inc. (2010 to 2013), a rural local exchange carrier headquartered in Nome, ND. Mr. Foufas brings to the Board his management skills and expertise in financial, investment and real estate matters.

Donald H. Hunter	63	2013

Principal, Donald Hunter LLC (April 2007 to present), a consulting practice based in Wellesley, MA; since February 2018, Mr. Hunter is a director and Chairman of the Audit Committee of KushCo Holdings, Inc. (OTCQX: KSHB), a packaging and supply company serving the regulated cannabis industry; Mr. Hunter was Chief Operating Officer and Chief Financial Officer for Harbor Global Company Limited (October 2000 to December 2006), a public company that owned and operated international investment management and natural resources subsidiaries; Chief Operating Officer, Pioneer Global Investments, a Division of the Pioneer Group, Inc. (August 1998 to October 2000), a company that provided investment management services and owned several natural resources investments; and Manager of International Finance, the Pioneer Group, Inc. (January 1991 to August 1998), with financial responsibility for international strategic start-ups. Mr. Hunter served as a director of Juniper Pharmaceuticals, Inc. (February 2014 to March 2016), a specialty pharmaceuticals company (NASDAQ: JNP), where he served as Chairman of the Audit Committee; LICT Corporation (June 2014 to May 2016), an integrated provider of broadband and voice services (OTC PK: LICT); and the Pioneer First Polish Trust Fund, where he served as Audit Committee Chairman for the first mutual fund in Poland. Mr. Hunter brings to the Board financial, operating, governance, international and mergers and acquisition experience.

Manjit Kalha	45	2011

Mr. Kalha has served as an Executive Vice President,  (Finance) at, PMV Consumer Acquisition Corp, Inc. (NYSE: PMVC) (September 2020 to present); Managing Partner, Horizon Research (August 2012 to present), a firm that provides investment management and research services; Chief Executive Officer, Horizon AMC (June 2008 to present), a firm that provides investment management and consulting services; Chief Executive Officer and Director, Jeet Associates Private Limited (December 2006 to present), a consulting firm based in New Delhi that provides business strategy, finance, and taxation advisory services; and Co-founder and Chief Operating Officer, Radiant Polymers (2001 to 2006), a manufacturing company of high quality specialty plastic components. Mr. Kalha began his career at Arthur Andersen’s New Delhi office. Mr. Kalha brings to the Board his experience in management and manufacturing operations, and an extensive knowledge of global financial markets.

Ivan Arteaga	52	2019	Mr. Arteaga’s biographical information can be found under the section for Executive Officers, below.

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Bel Lazar	59	2019

Mr. Lazar is currently Chief Operations Officer and member of the Board of Directors at Efficient Power Conversion, a leading provider of gallium nitride (GaN)-based power management technology (April 2015 to present); and Chief Executive Officer of EPC Space LLC, a high reliability wide-gap power management technology company, and was previously President and CEO of API Technologies Corp., formerly a NASDAQ listed company. Mr. Lazar brings to the Board his experience in management and aerospace manufacturing operations within our industry, and significant mergers and acquisition experience.

Michael Ferrantino	49	2019

Mr. Ferrantino currently holds the position of Chief Executive Officer for Interex, Inc. and is on the board of Gabelli Equity Trust, Inc. and Gabelli Utility Trust. Mr. Ferrantino currently serves as Director, LGL Systems Acquisition Corp, Inc. (September 2019 to present) (NYSE: DFNS); Mr. Ferrantino was previously Chief Executive Officer & Director at Valpey-Fisher Corp. Mr. Ferrantino received an undergraduate degree from Rensselaer Polytechnic Institute and an MBA from Loyola University Maryland, Inc. Mr. Ferrantino is the son of our former Chief Executive Officer, Michael J. Ferrantino, Sr., who resigned effective December 31, 2019, and brings to the Board his experience in management and manufacturing operations, and an extensive knowledge of global financial markets.

John Mega	67	2020

Mr. Mega has served as President of LGL Systems Acquisition Corp. (NYSE: DFNS) since September 2019. Mr. Mega was an original founding member of L3, which merged with Harris Technologies and is now L3Harris Technologies, Inc. (NYSE: LHX). Mr Mega built and managed several divisions at L3 since its formation in 1997 after spinning off from Lockheed Martin. Prior to his retirement in 2018, he was a corporate Senior Vice President and President of L3’s Communication Systems, one of the four L3 major business segments. Earlier in his career, he had been President of L3’s Microwave Group, President of Narda Microwave, President of Logimetrics, Inc, Chief Financial Officer and Vice President of at Lockheed Martin Corp’s Tactical Defense Systems, Group Controller at Loral Corp and a principal at Raytheon Company (RTN:NYSE). Mr. Mega brings to the Board his considerable experience in management and manufacturing operations within our industry

Name	Age	Director Since	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years, and Directorships in Public Corporations and Investment Companies
Robert “Rob” LaPenta	51	2020

Mr. LaPenta has served as Executive Vice President and Chief Financial Officer of LGL Systems Acquisition Corp. (NYSE: DFNS) since September 2019. Mr. LaPenta began his career as a Senior Associate at Coopers & Lybrand as a CPA responsible for managing audits, consulting, M&A due diligence and special project engagements for multiple clients in various industries. Mr. LaPenta was Managing Director and Co-head of Equity Trading at Bank of America Securities, LLC where he managed the firm’s equity capital commitment, proprietary trading, secondary offerings and risk management within cash trading. In 2007, Mr. LaPenta joined L-1 Identity Solutions, Inc. as Vice President of Mergers and Acquisitions and Corporate Strategy. Following the sale of L-1 to Safran and BAE Systems, Mr. LaPenta became a Partner of Aston Capital, an alternative asset management firm of the LaPenta family office, and co-founded the Boundary Group, an investment firm focused on private investments in the aerospace, defense, and intelligence markets. Mr. LaPenta has previously served on the Board of Directors at Revolution Lighting Technologies, Inc., formerly a NASDAQ-listed company, AFIX Technologies and The Radiant Group and currently serves as the chair of the Audit Committee for TherapeuticsMD (TXMD: Nasdaq), a Board observer for Amergint Technologies and an Audit Committee member for St. David’s School New York City.

Executive Officers

The following table sets forth information regarding our executive officers, including their business experience for the past five years and prior years.

Name	Age	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years
Ivan Arteaga	52

Interim Chief Executive Officer, The LGL Group, Inc. (January, 2020 to present). Mr. Arteaga is the Managing Member and Chief Investment Officer of Arteaga Capital Management, LLC (2006 to present), an investment manager to alternative global investment funds and provider of equity research services; Portfolio Manager, Arteaga Global Partners, LP (2007 to present), a global equity investment partnership; Managing Member, Arteaga Investment Management Group, LLC (2008 to present), a registered investment advisor; Director, Brick Skirt Holdings, Inc. (2014 to present), owner of a rural local exchange carrier - DFT Communications - headquartered in Fredonia, NY. He was formerly Portfolio Manager, GAMCO Investors, Inc. (1994 to 2006), managing various funds and accounts with mandates including global and telecommunications; Vice President, Equity Research, Telecommunications Leader, Gabelli & Company, Inc., a provider of institutional research and brokerage services (1992 to 2002); Senior Associate, KPMG Inc., a global CPA, audit, and consulting firm. Mr. Arteaga brings to the Board and executive team his extensive financial and investment experience, his knowledge of global financial markets, and his knowledge and experience as an analyst and investor in the communications and satellite industry.

James W. Tivy	52

Chief Financial Officer, The LGL Group, Inc. (January 2018 to present); SVP, Finance for INTL FCStone Securities Inc. (November 2012 to January 2017); Group Controller, INTL FCStone Inc. (January 2008 to November 2012).

Name	Age	Offices and Positions Held With the Company, Business Experience and Principal Occupation for the Last Five Years
Joan Atkinson Nano	65

Chief Accounting Officer, The LGL Group, Inc. (June 2020 to present); from June 2019 to September 2020 Chief Financial Officer of Revolution Lighting Technologies, Inc., formally a NASDAQ listed company.  Mrs. Nano has served as Managing Director for Finance Solutions, LLC, a financial consulting firm, since 2008. As a financial consultant she led initiatives on SEC reporting matters, acquisition analysis, cost savings, cash flow improvement, ERP implementation and tax matters for clients including Apollo Global Management (NYSE: APO), Catalyst Capital Group and Tronox Limited (NYSE: TROX). From 2001 to 2008, Mrs. Nano served as Vice President, Controller and Chief Accounting Officer of Crane Co., (NYSE: CR) a diversified manufacturer of highly engineered industrial products for various markets including aerospace and defense, where she led all of the business unit finance teams as well as corporate financial planning and analysis, accounting and financial reporting. Prior to Crane Co., Joan held positions at GE Capital Corporation and Pitney Bowes. Joan is a Certified Public Accountant, holds a BS degree from Sacred Heart University-Jack Welsh College of Business & Technology graduating cum laude and completed executive training at the Wharton School.

Linda Biles	59	Vice-President, Controller, The LGL Group, Inc. (July 2020 to present); Vice-President and Controller for MtronPTI (2007 to present).
Patrick Huvane	52

Senior Vice-President, Business Development, The LGL Group, Inc. (July 2020 to present); Vice President, Finance and Accounting, LGL Systems Acquisition Corp. (NYSE: DFNS) (September 2019 to present); Chief Financial Officer of Teton Advisors, Inc. (OTC: TETAA) since 2019. Mr. Huvane was Vice President, Finance of Standard Diversified Inc. (NYSE American: SDI) from December 2018 to April 2019. From November 2007 to December 2018, Mr. Huvane was employed by Tiptree Inc. (NASD: TIPT) as Chief Accounting Officer.

Family Relationships between Directors and Executive Officers

Our current Board member and nominee, Michael Ferrantino, is the son of our former Chief Executive Officer, Michael J. Ferrantino, Sr., who resigned effective December 31, 2019.

Transactions with Related Persons, Promoters and Certain Control Persons

Certain balances held and invested in various mutual funds are managed by a related entity (the "Fund Manager"), which is related through Marc Gabelli, a member of the Board who is also a 10% stockholder and currently serves as an executive officer of the Fund Manager. As of December 31, 2019, and December 31, 2018, the balance with the Fund Manager totaled $14,613,000 and $16,270,000, respectively. Fund management fees earned by the Fund Manager are anticipated to average less than 0.35% of the asset balances under management on an annual basis. The brokerage and fund transactions in 2019 and 2018 were directed solely at the discretion of the Company’s management.

Marc Gabelli serves as Chairman and Chief Executive Officer of LGL Systems Acquisition Corp., a special purpose acquisition company (the “SPAC”), has invested in LGL Systems Acquisition Holding Company, LLC (the “SPAC’s Sponsor”), and is the initial managing member of LGL Systems Nevada Management Partners LLC (“Nevada GP”), the manager of the SPAC’s Sponsor. Timothy Foufas, a member of the Board, is also a member and investor of the SPAC’s Sponsor and Chief Operating Officer of the SPAC, and is a member of Nevada GP. Robert LaPenta, Jr., a member of the Board, is also a member and investor of the SPAC’s Sponsor, Executive Vice President and Chief Financial Officer of the SPAC and is a member of Nevada GP. John Mega, a member of the Board, is also a member and investor of the SPAC’s Sponsor and the President of the SPAC. Patrick Huvane, the Company’s Senior Vice President of Business Development, is a member of both the Company’s and the SPAC’s management team. Michael J. Ferrantino, Jr., a member of the Board, is also a member of the SPAC’s Sponsor and a board member for the SPAC. Under separate arrangement, these people may be eligible to receive incentive compensation should the SPAC complete a successful acquisition.

All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by the Audit Committee, and are to be on terms no less favorable to us than we could obtain from unaffiliated third parties. Such policy and procedures are set forth in a resolution of the Board.

Votes Required

Each nominee receiving a plurality of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board.

Recommendation of the Board

The Board recommends a vote “FOR” the election of each of its nominees to the Board to serve until the 2021 Annual Meeting and until their successors are duly elected and qualify.

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Selection of Independent Registered Public Accounting Firm for Fiscal 2020

The Audit Committee has appointed RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Although this appointment does not require ratification, the Board has directed that the appointment of RSM be submitted to stockholders for ratification due to the significance of its appointment. If stockholders do not ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2020, the Audit Committee will consider the appointment of another independent registered public accounting firm, but may decide to retain RSM as our independent registered public accounting firm.

RSM served as our independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2018. Representatives of RSM are expected to be present at the Annual Meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions.

Fees Billed During Fiscal 2019 and 2018

The following table presents aggregate fees billed for professional services rendered by RSM for fiscal years 2019 and 2018. There were no other professional services rendered or fees billed by RSM for fiscal years 2019 and 2018.

	2019	2018
Audit Fees(1)	$262,630	$221,634
Audit-Related Fees(2)	37,800	—
Tax Fees(3)	64,433	—
All Other Fees	—	—
(1)

Includes fees for services relating to auditing the Company's annual financial statements included in the Company’s annual reports on Form 10-K and reviewing the Company's financial statements included in the Company's quarterly reports on Form 10-Q.

(2)	Includes fees related to the Company’s registration statement on Form S-3 (Registration No. 333-235767) for the Company’s securities offering.
(3)	Includes fees related to the Company’s required federal and state income tax reporting.

Pre-Approval Policies and Procedures

The Audit Committee policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm are reflected in the Audit Committee Charter. The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

If any services other than audit services are rendered by our independent registered public accounting firm, the Audit Committee determines whether such services are compatible with maintaining our independent registered public accounting firm’s independence.

All services performed by our independent registered public accounting firm were pre-approved by the Audit Committee.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to ratify the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Proposal No. 3: Advisory Vote on Executive Compensation

We are asking stockholders to indicate their support for the compensation of our named executive officers named in the “Summary Compensation Table” included in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers. Accordingly, we will ask stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to adopt the resolution approving the compensation of our named executive officers.

Recommendation of the Board

The Board recommends a vote “FOR” the adoption of the resolution approving the compensation of the Company’s named executive officers.

Proposal No. 4: Advisory Vote on Frequency of Executive Compensation Vote

In accordance with Section 14A of the Exchange Act, we are requesting our stockholders vote, on a non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation annually, every two years or every three years.

The Board believes that conducting an advisory ‘‘say on pay’’ vote annually is the most appropriate for the Company. This frequency will continue to enable stockholders to annually express their views on our executive compensation program in a timely manner, based on the most recent information presented in our proxy statement. An annual advisory vote on executive compensation helps ensure ongoing stockholder communication with our Compensation Committee and the Board on executive compensation and corporate governance matters.

The vote on the frequency of the executive compensation vote is advisory, and therefore not binding on the Company or the Board. The Board values the opinions of our stockholders and to the extent there is any significant vote on the frequency of the executive compensation vote for either of annually, every two years or every three years, the Board will consider our stockholders’ concerns in making its determination regarding the frequency of the executive compensation vote.

Vote Required

We will consider stockholders to have "approved" the frequency selected by a plurality of the votes cast on the proposal.  Thus, abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board

The Board recommends a vote to hold a non-binding advisory vote to determine the frequency of future stockholder advisory votes on the compensation of our named executive officers on an annual basis by selecting "1 YEAR" as your choice.

CORPORATE GOVERNANCE

Director Independence

As required under NYSE rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board of directors. The Board has determined that Messrs. Hunter, Kalha, Foufas, Mega, LaPenta, and Lazar are independent within the meaning of NYSE rules.

Board and Committee Meetings

The Board of Directors held thirteen meetings during the fiscal year ended December 31, 2019. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held while he was a director); and (ii) the total number of meetings held by all committees of the Board on which he served (while he served on such committees). All of our incumbent directors attended the Company’s 2019 Annual Meeting of Stockholders. Although there is no formal policy, all directors are encouraged to attend the annual meetings of stockholders.

The Audit Committee, Compensation Committee and Nominating Committee met five times, three times and six times, respectively, during the 2019 fiscal year.

Board Committees

The three principal committees of the Board and their duties are described below.

Audit Committee. The Audit Committee held five meetings during 2019. The incumbent members of the Audit Committee are Messrs. Hunter (Chairman), Foufas, and Kalha. The Board has determined that all Audit Committee members are financially literate and independent in accordance with SEC and NYSE American rules concerning audit committee membership requirements. The Board also determined that Mr. Hunter qualifies as an “audit committee financial expert” as defined under the Exchange Act. The Audit Committee operates in accordance with its charter. The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent registered public accounting firm, including pre-approval of all audit and non-audit services to be performed by our independent registered public accounting firm. The Audit Committee also reviews the independence of our independent registered public accounting firm, reviews with management and our independent registered public accounting firm our annual financial statements prior to their filing with the SEC, reviews the report by our independent registered public accounting firm regarding management procedures and policies and determines whether our independent registered public accounting firm has received satisfactory access to our financial records and full cooperation of corporate personnel in connection with their audit of our records. The Audit Committee also reviews our financial reporting process on behalf of the Board and reviews the financial information issued to stockholders and others, including a discussion of the quality and reasonableness of the accounting principles used, the reasonableness of significant judgments, and the clarity of discussions in the financial statements, and monitors the systems of internal control and the audit process. Management has primary responsibility for the financial statements and the reporting process. The Audit Committee Charter is available on our website at www.lglgroup.com.

Compensation Committee. The Compensation Committee met three times during 2019. The incumbent members of the Compensation Committee are Messrs. Foufas (Chairman), Lazar, and Kalha. All members of the Compensation Committee are independent in accordance with NYSE American rules for compensation committee members. The responsibilities of the Compensation Committee are to review the Company’s compensation and benefits policies and objectives, determine whether our officers and directors are compensated in accordance with these policies and objectives, and carry out the Board’s responsibilities relating to compensation of our executives. The Compensation Committee Charter is available on our website at www.lglgroup.com. See further discussion of the Compensation Committee’s role in setting executive compensation under the section “Executive Compensation” below.

Nominating Committee. The Nominating Committee met six times during 2019. The incumbent members of the Nominating Committee are Messrs. Kalha (Chairman), Foufas and Lazar. All members of the Nominating Committee are independent in accordance with NYSE American rules. The responsibilities of the Nominating Committee are to identify individuals qualified to become Board members and recommend that the Board select director nominees for election at the annual meetings of stockholders. The Nominating Committee Charter is available on our website at www.lglgroup.com.

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons. The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating Committee strives to nominate director candidates with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company’s By-Laws and applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the other rules and regulations under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

Board Leadership Structure

Throughout 2019, the Board was led by Michael J. Ferrantino, Sr., the Executive Chairman of the Board, and our Chief Executive Officer, and Mr. Marc Gabelli, as Non-Executive Chairman of the Board. With Mr. Ferrantino retiring as the Company’s Chief Executive Officer effective December 31, 2019, the leadership structure changed, with Ivan Arteaga being named as Interim Chief Executive Officer effective in January 2020, and Marc Gabelli continuing in his role as Non-Executive Chairman of the Board. The Board does not have a policy regarding a separation of the roles of Chief Executive Officer and Chairman of the Board. However, we believe the current separation of these roles allows our Chief Executive Officer to focus on managing the Company’s business and operations, and allows Mr. Gabelli to focus on Board matters, which we believe is especially important in light of the high level of regulation and scrutiny of public company boards. Further, we believe the separation of these roles ensures the independence of the Board in its oversight role of evaluating and assessing the Chief Executive Officer and management generally.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. We have developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company, which includes our system of internal controls over financial reporting, annual reviews conducted by our directors and officers, monitoring compliance with our Business Conduct Policy and general liability insurance coverage. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three principal committees, each of which examines various components of enterprise risk as part of its responsibilities. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Stockholder Communications

Stockholders may communicate with the Board, including the non-management directors, by sending an e-mail to our Chief Financial Officer at jtivy@lglgroup.com or by sending a letter to The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, Attention: Chief Financial Officer. The Chief Financial Officer will submit all such correspondence to any specific director to whom the correspondence is directed.

Code of Ethics

We adopted a code of ethics as part of our Business Conduct Policy, which applies to all of our employees, including our principal executive, financial and accounting officers. Our Business Conduct Policy is available at www.lglgroup.com. Amendments to and waivers of our code of ethics and Business Conduct Policy will be disclosed on our website.

Hedging or Pledging of Stock

Although we have not adopted any practices or policies prohibiting hedging or pledging, we discourage our directors, executive officers, and employees from entering into hedging or pledging arrangements with respect to the Company’s securities.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2019 with both management and RSM US LLP, the Company’s independent registered public accounting firm.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their financial statement audit and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with RSM US LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

RSM US LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding RSM US LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with RSM US LLP its independence.

Based on the Audit Committee’s review of the audited financial statements and discussions, including those noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

AUDIT COMMITTEE

Donald Hunter (Chairman)
Tim Foufas Manjit Kalha

EXECUTIVE COMPENSATION

Overview

The Compensation Committee is responsible for the design and administration of the Company’s compensation policy and plans. The plans are designed to successfully implement the Company’s business strategy and create stockholder value. As a matter of policy, the Compensation Committee submits its recommendations to the full Board for approval.

Compensation Philosophy and Objectives

The Company’s compensation program emphasizes performance-based compensation promoting the achievement of short-term and long-term business objectives. This aligns our executives’ compensation with stockholder interests, while providing competitive compensation to attract, motivate and retain executives with superior skills and abilities.

Determination of Compensation Awards

The Compensation Committee recommends to the Board the compensation awards for the named executive officers based on (i) Company performance versus annual budgeted financial targets, and (ii) individual performance.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its recommendation to the Board regarding the Chief Executive Officer’s compensation. Our Chief Executive Officer reviews the performance of our Chief Financial Officer with the Compensation Committee and makes a recommendation to the Compensation Committee regarding the Chief Financial Officer’s compensation. During these reviews, the Compensation Committee considers the Company’s performance in the following categories: (i) improvement in the Company’s market value; (ii) the achievement of agreed upon short- and long-term objectives; and (iii) predetermined individual goals.

Consideration of Prior “Say-on-Pay” Advisory Votes

At our 2019 Annual Meeting of Stockholders, holders of over 93% of the votes cast on such proposal approved the advisory vote on the 2018 compensation of our named executive officers, which was consistent with the level of support we received in 2018 on our “say-on-pay” proposal. The Compensation Committee considered the results of the advisory vote when setting executive compensation for 2019 and plans to continue to do so in future executive compensation policies and decisions.

Compensation Benchmarking

The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the named executive officers, though it may choose to do so in the future. The Compensation Committee benchmarks the compensation of the named executive officers against the median compensation paid by comparable companies determined at the time. To that end, the Compensation Committee will conduct a benchmark review as often as deemed necessary of the aggregate level of compensation of the named executive officers as well as the mix of elements used to compensate the named executive officers, taking into account input from independent members of the Board and publicly available data relating to the compensation practices and policies of comparable companies. While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the named executive officers due to the Company’s potentially unique circumstances and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee’s decision-making process.

Notwithstanding the foregoing, the Compensation Committee may determine that it is in the Company’s best interest to recommend total compensation packages that deviate from the Compensation Committee’s general principle of benchmarking the compensation of the named executive officers.

Elements of Compensation

Base Salary

Base salary levels for the Company’s named executive officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity. In determining base salaries, the Compensation Committee takes into account a variety of factors, including experience, performance, and benchmarking.

Incentive Compensation

The Company provides annual and long-term incentive compensation to its executives and managers under the Company’s Amended and Restated 2011 Incentive Plan, approved by stockholders on June 16, 2016. The Amended and Restated 2011 Incentive Plan is designed to provide annual and long-term incentives for executive performance by rewarding participating executives for their contributions to profitability and stockholder value based on achieving short-term Company and individual performance goals for a given year, as well as by aligning a significant portion of compensation with the long-term interests of stockholders. Short-term Company performance goals include revenue growth, EBITDA, earnings per share and return on equity. Long-term Company performance goals include increasing the Company’s total market value. The Compensation Committee may recommend that other corporate performance measures be substituted or added (including but not limited to operating income after tax, return on capital employed and stockholder return) in order to achieve the Company’s business strategy. Individual performance goals for the Chief Executive Officer are established by the Compensation Committee and recommended to the Board for approval, while individual performance goals for our other employees are established by the Chief Executive Officer and reviewed by the Compensation Committee.

The LGL Group, Inc. 401(k) Savings Plan

The LGL Group, Inc. 401(k) Savings Plan (the “401(k) Plan”), which is subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), permits the Company’s employees to defer a portion of their compensation by making contributions to the 401(k) Plan and thereby obtain certain tax benefits. Participating employees also benefit from the 401(k) Plan by sharing in discretionary contributions made by the Company to the 401(k) Plan based on each employee’s contribution made in a particular year. A participant’s interest in his or her individual contributions, the Company’s contributions and earnings thereon is fully vested at all times. The 401(k) Plan’s proceeds are invested in guaranteed investment contracts or certain mutual funds, subject to the discretion of the participants.

The named executive officers and all other employees of the Company and certain of its subsidiaries are eligible to participate in the 401(k) Plan after having completed three months of service and reached the age of 18. Michael J. Ferrantino, Sr. and Linda Biles participated in the 401(k) Plan in 2019.

Other Benefits

The Company makes available to the named executive officers the same medical insurance, life insurance and disability benefits that are generally made available to the Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

Employment Agreements

Michael J. Ferrantino, Sr.

Pursuant to an offer letter entered into between the Company and Michael J. Ferrantino, Sr. (the “Offer Letter”) on May 21, 2014, and as revised on January 11, 2017 (the “Revised Offer Letter”), Mr. Ferrantino is eligible to receive an annual incentive payment (the “Annual Incentive Payment”) based on the increase in the economic value of the Company (“EV”), as further described in the Revised Offer Letter, over the prior fiscal year. The total amount of the Annual Incentive Payments payable for any fiscal year shall be equal to 3.0% of the increase in EV over the prior fiscal year. Mr. Ferrantino’s Annual Incentive Payment is included in the Summary Compensation Table below.

Summary Compensation Table

The following table sets forth information with respect to compensation earned by the Company’s named executive officers:

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards (1) ($)	Option Awards (1) ($)	All Other Compensation ($)		Total ($)
Michael J. Ferrantino, Sr.	2019	215,987		132,000	(2)	—	—	20,197	(4)	368,184
Chief Executive Officer	2018	215,987		350,000	(3)	—	—	7,611	(4)	573,598
(Retired December 31, 2019)

Ivan Arteaga	2019	23,500	(5)	—		—	—	—		23,500
Interim Chief Executive Officer

James W. Tivy	2019	96,000		—		—	—	1,377	(6)	97,377
Chief Financial Officer	2018	104,991		—		—	—	911	(6)	105,902

Linda Biles	2019	123,427		45,000		—	—	5,780	(7)	174,207
Vice President, Controller	2018	120,965		21,000		—	—	5,706	(7)	147,671

Patrick Huvane	2019	32,694		—		—	—	—		32,694
Senior Vice President, Business Development
(1)

Reflects the aggregate grant date fair value of stock awards or option awards granted in the applicable year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. For a discussion of the assumptions and methodologies used to calculate these amounts, please see Note E – Stock-Based Compensation in the Notes to Consolidated Financial Statements included in the 2019 Form 10-K.

(2)	Reflects Mr. Ferrantino's Annual Incentive Payment for 2018 of $382,000 excluding $250,000 advanced from Mr. Ferrantino’s Annual Incentive Payment for 2018.
(3)

Reflects Mr. Ferrantino's Annual Incentive Payment for 2017 of $45,000 along with discretionary bonuses of $55,000 awarded by the Company’s Board of Directors and including $250,000 advanced from Mr. Ferrantino’s Annual Incentive Payment for 2018.

(4)

Amounts include reimbursement of healthcare insurance costs and the personal income tax expense arising from those costs, as well as matching contributions made by the Company to the individual’s 401(k) Plan.

(5)	Amount includes fees paid to Mr. Arteaga for his services as a director.
(6)	Amounts include reimbursement of travel expenses paid to consultant.
(7)	Amounts include reimbursement of cell phone and taxable fringe benefits, as well as matching contributions made by the Company to the individual's 401(k) Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the information with respect to outstanding equity awards held by our named executive officers as of December 31, 2019.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Linda Biles (1)	3,000	—	3.90	9/2/2021
(1)

On September 2, 2016, the Company granted Ms. Biles options to purchase 3,000 shares of common stock under the Amended and Restated 2011 Incentive Plan with a grant date fair value of $2,684. These options vest as follows: 25% on the grant date, and 25% every year thereafter on the anniversary of the grant date.

Non-Employee Director Compensation

The following table sets forth information with respect to compensation earned by or awarded to each non-employee director who served on the Board during the fiscal year ended December 31, 2019:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Marc J. Gabelli	19,500	15,007	34,507
Timothy Foufas	29,000	15,007	44,007
Donald H. Hunter	32,000	15,007	47,007
Manjit Kalha	37,752	10,505	48,257
Hendi Susanto (2)	19,000	—	19,000
Bel Lazar	23,500	15,007	38,507
Ivan Arteaga	23,500	—	23,500
Michael Ferrantino	10,000	15,007	25,007
(1)

On December 11, 2019, non-employee directors received grants of 1,030 shares of common stock for the fiscal year ended December 31, 2019, except for Mr. Kalha, who received a grant of 721 shares. These shares were granted under the Amended and Restated 2011 Incentive Plan.

(2)	Hendi Susanto left the Board effective November 7, 2019.

In 2019, our directors also received the following in addition to the equity awards granted as part of their base compensation: (i) their annual base cash compensation of $10,000; (ii) $2,000 for each meeting of the Board attended in person or $750 for each meeting held telephonically; and (iii) the Audit Committee Chairman received a $2,000 annual cash retainer and the Nominating Committee Chairman and Compensation Committee Chairman each received a $1,000 annual cash retainer.

Equity Compensation Plan Information

The following table provides information as of December 31, 2019 about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders (1)	78,379	$7.43	401,347
Equity compensation plans not approved by security holders	—	—	—
Total	78,379	$7.43	401,347
(1)

The Amended and Restated 2011 Incentive Plan was approved by our stockholders on June 16, 2016. 750,000 shares of common stock are authorized for issuance under the Amended and Restated 2011 Incentive Plan. Options to purchase 78,379 shares of common stock issued under the Amended and Restated 2011 Incentive Plan were outstanding as of December 31, 2019.

STOCKHOLDER PROPOSALS

Proposals of stockholders made in accordance with the requirements of Rule 14a-8 promulgated under the Exchange Act and intended to be presented at the 2021 Annual Meeting must be received by the Corporate Secretary, The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, by no later than August 16, 2021, for inclusion in our proxy statement and form of proxy relating to the 2021 Annual Meeting.

Under SEC rules, if we do not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company’s appointed proxy holders will be permitted to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2021 Annual Meeting, if we do not have notice of a stockholder proposal on or before October 30, 2021, we will be permitted to use our discretionary voting authority as outlined above.

Our By-Laws establish procedures for stockholder nominations for elections of directors and bringing other business before any annual meeting or special meeting of stockholders. Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at or properly bring other business before a meeting only if written notice of such stockholder’s intent has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at our principal executive offices not later than the close of business on the 90th day, which is September 30, 2021, nor earlier than the close of business on the 120th day, which is August 31, 2021, prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board.

Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by our By-Laws will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director. The Board or chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the meeting and the defective nomination will be disregarded.

ANNUAL REPORT

Our 2019 Form 10-K is being sent with this Proxy Statement to each stockholder. The 2019 Form 10-K is available at www.lglgroupproxy.com. The 2019 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

HOUSEHOLDING OF PROXY MATERIALS

We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single Proxy Statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Company stockholders will be “householding” our proxy materials and annual reports as well.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your Company shares through a broker, or notify us directly if you are a stockholder of record by contacting us at:

The LGL Group, Inc.
2525 Shader Road
Orlando, Florida 32804
Attention: Corporate Secretary

(407) 298-2000

We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

4. To vote, on an advisory basis, on the frequency of the advisory stockholder vote on the compensation of the Company's named executive officers. 1 Year 2 Years 3 Years Abstain 1 U P X Mark here to vote FOR all nominees 01 - Marc Gabelli 02 - Timothy Foufas 03 - Donald H. Hunter 04 - Manjit Kalha 05 - Ivan Arteaga 06 - Bel Lazar 07 - Michael Ferrantino 08 - John Mega 09 - Robert “Rob” LaPenta Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. _____________________________________________________________________ Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03CS4D + + Proposals — The Board of Directors recommends a vote FOR all of the nominees listed in Proposal 1, and FOR Proposals 2 and 3 and 1 Year for Proposal 4. If not specification is made, such proxy will be voted in accordance with these recommendations. A 1. ELECTION OF DIRECTORS The election of NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual Meeting Proxy Card to the Board of Directors, to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified. 2. To ratify the appointment of RSM US LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. To approve an advisory resolution regarding the compensation of our named executive officers. For Against Abstain For Against Abstain MMMMMMMMM 4 8 4 7 1 1 MMMMMMMMMMMM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE LGL GROUP, INC. Proxy — Annual Meeting of Stockholders December 29, 2020 The undersigned, a stockholder of The LGL Group, Inc., a Delaware corporation (the “Company”), does hereby appoint Marc Gabelli and James W. Tivy, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the 2020 Annual Meeting of Stockholders of the Company to be held electronically on Tuesday, December 29, 2020, at 9:00 a.m., Eastern Time, or at any and all adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the 2020 Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all of the nominees listed in Proposal 1 and “FOR” Proposals 2 and 3 and 1 Year for Proposal 4 in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion, including matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any and all of the proposals referenced herein. You may obtain directions to attend the 2020 Annual Meeting of Stockholders by calling (407)-298-2000. (Continued and to be marked, dated and signed, on the other side) Proxy — THE LGL GROUP, INC. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The Proxy Statement and the 2019 Annual Report are available at http://www.lglgroupproxy.com.

4. To vote, on an advisory basis, on the frequency of the advisory stockholder vote on the compensation of the Company's named executive officers. 1 Year 2 Years 3 Years Abstain 1 U P X Mark here to vote FOR all nominees 01 - Marc Gabelli 02 - Timothy Foufas 03 - Donald H. Hunter 04 - Manjit Kalha 05 - Ivan Arteaga 06 - Bel Lazar 07 - Michael Ferrantino 08 - John Mega 09 - Robert “Rob” LaPenta Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below. _____________________________________________________________________ Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03CS3D + + Proposals — The Board of Directors recommends a vote FOR all of the nominees listed in Proposal 1, and FOR Proposals 2 and 3 and 1 Year for Proposal 4. If not specification is made, such proxy will be voted in accordance with these recommendations. A 2. To ratify the appointment of RSM US LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. To approve an advisory resolution regarding the compensation of our named executive officers. 1. ELECTION OF DIRECTORS The election of For Against Abstain NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual Meeting Proxy Card For Against Abstain to the Board of Directors, to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified. 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 8 4 7 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/LGL or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/LGL Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by 8:00 a.m., Eastern Time, on December 29, 2020. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/LGL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE LGL GROUP, INC. Proxy — Annual Meeting of Stockholders December 29, 2020 The undersigned, a stockholder of The LGL Group, Inc., a Delaware corporation (the “Company”), does hereby appoint Marc Gabelli and James W. Tivy, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the 2020 Annual Meeting of Stockholders of the Company to be held electronically on Tuesday, December 29, 2020, at 9:00 a.m., Eastern Time, or at any and all adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the 2020 Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” all of the nominees listed in Proposal 1 and “FOR” Proposals 2 and 3 and 1 Year for Proposal 4 in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion, including matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any and all of the proposals referenced herein. You may obtain directions to attend the 2020 Annual Meeting of Stockholders by calling (407)-298-2000. (Continued and to be marked, dated and signed, on the other side) Proxy — THE LGL GROUP, INC. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The Proxy Statement and the 2019 Annual Report are available at http://www.lglgroupproxy.com. The 2020 Annual Meeting of Shareholders of The LGL Group, Inc. will be held on Tuesday, December 29, 2020 at 9:00 a.m. Eastern Time (EST), virtually via the internet at https://www.virtualmeetingportal.com/lglgroup/2020. Telephone access (listen-only): Within the U.S. and Canada: 1 877-770-3647 (toll-free) Outside of the U.S. and Canada: +1 312-780-0854 (standard rates apply) Passcode for telephone access: 19059544#